--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                          New England Government Securities Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs - here or overseas - should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently - volatility will always be part of investing - but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
NEW ENGLAND FUNDS CONTINUES TO WORK TO PROVIDE HIGH QUALITY SERVICE AS WE MOVE INTO THE NEW CENTURY. SINCE LAST YEAR WE HAVE DEVOTED SIGNIFICANT RESOURCES TO IDENTIFYING, ANALYZING AND RESOLVING COMPUTER ISSUES RELATED TO YEAR 2000. AS A FURTHER MEASURE, WE HAVE FOCUSED ON YEAR-END 1998 AS A TARGET FOR PREPAREDNESS BY VENDOR AND SERVICE AGENCY SYSTEMS THAT WE RELY ON FOR SUPPORT. WE EXPECT MAJOR SYSTEMS TO BE READY BEFORE THE END OF THE YEAR, WITH A YEAR OF QUALITY ASSURANCE TO FOLLOW.

                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 6/30/88 compared to the Lehman Government Bond Index and Cost of Living over the same period. The data points in this chart are as follows:]

                 NET           WITH             LEHMAN          COST
                ASSET         MAXIMUM         GOV'T BOND         OF
               VALUE(1)   SALES CHARGE(3)      INDEX(4)       LIVING(5)
--------------------------------------------------------------------------------
6/30/88        $10,000        $ 9,550          $10,000        $10,000
   6/89        $11,004        $10,509          $11,208        $10,517
   6/90        $11,449        $10,933          $11,985        $11,008
   6/91        $12,059        $11,516          $13,200        $11,525
   6/92        $14,250        $13,609          $15,017        $11,881
   6/93        $15,827        $15,115          $16,954        $12,237
   6/94        $15,392        $14,699          $16,726        $12,542
   6/95        $17,188        $16,415          $18,743        $12,923
   6/96        $17,769        $16,970          $19,587        $13,279
   6/97        $18,974        $18,120          $21,036        $13,584
   6/98        $21,279        $20,322          $23,403        $13,796

                          JUNE 1988 THROUGH JUNE 1998

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------
  CLASS A (Inception 9/16/85)         6 MONTHS     1 YEAR    5 YEARS 10 YEARS
   Net Asset Value(1)                   4.06%      12.15%     6.10%   7.84%
   With Max. Sales Charge(2)           -0.58        7.09      5.12    7.35
   Lehman Gov't. Bond Index(4)          4.18       11.25      6.66    8.87
   Lipper General Gov't. Average(6)     3.62       10.17      5.72    7.88
--------------------------------------------------------------------------------
  CLASS B (Inception 9/23/93)         6 MONTHS     1 YEAR       SINCE INCEPTION
   Net Asset Value(1)                   3.68%      11.32%             4.85%
   With CDSC(3)                        -1.32        6.32              4.52
   Lehman Gov't. Bond Index(4)          4.18       11.25              6.31
   (calculated from 9/30/93)
   Lipper General Gov't. Average(6)     3.62       10.17              5.42
   (calculated from 9/30/93)
--------------------------------------------------------------------------------

  CLASS Y (Inception 3/31/94)         6 MONTHS     1 YEAR       SINCE INCEPTION
   Net Asset Value(1)                   4.20%      12.44%             7.72%
   Lehman Gov't. Bond Index(4)          4.18       11.25              7.93
   Lipper General Gov't. Average(6)     3.62       10.17              7.03
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. Class Y shares are available only to certain institutional investors.

NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Government Bond Index is an unmanaged index of bonds that are issued by the U.S. government and its agencies and have maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper General Government Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Joel Damiani]

Joel Damiani
Back Bay Advisors, L.P.

Q. How did New England Government Securities Fund perform over the past six months?

The Fund performed well. For the six months ended June 30, 1998, the Fund's Class A shares generated a total return of 4.06%, reflecting a $0.14 per share gain in net asset value to $11.70 and the reinvestment of $0.32 per share in dividend distributions. By comparison, your Fund's peer group of General Government funds, as measured by Lipper Analytical Services, Inc., lagged with an average return of 3.62% for the same period.

Q. What was the investment environment like for government securities?

The environment was positive, with the decline in interest rates benefiting investors by driving up U.S. government bond prices. Interest rates were relatively stable through most of the period, declining in the final weeks of the second quarter. The yield of the benchmark 30-year U.S. Treasury bond ended 1997 at 5.92%, peaked at 6.08% in April and then fell to 5.62% on June 30, 1998. During the period, favorable economic conditions in the United States and uncertainty surrounding the Asian economic crisis worked to the advantage of U.S. government securities. Early in 1998, the domestic economy grew at an annualized rate of 5.4%, unemployment reached a 28-year low and inflation remained minimal. Many investors became concerned that economic strength would stimulate future inflation. At the same time, investors also expected the Asian situation to dampen economic growth and keep a lid on inflationary pressures. Demand for government securities rose as international investors sought them for their safety and high inflation-adjusted returns, increasing the value of these securities.

Q. What strategies did you use in managing the Fund?

We emphasized total return by balancing opportunities for income and price performance. As of June 30, 1998, the Fund's average duration was 7.65 years and its average maturity was 11.9 years. Expressed in years, duration is a more precise measure than maturity of a bond's sensitivity to changes in interest rates. The longer the duration, the more sensitive is a bond's price to movement in interest rates; the reverse is also true. To help increase the Fund's potential for price gains in anticipation of declining interest rates, we took steps to extend the portfolio's overall duration.

                            PORTFOLIO MIX -- 6/30/98
               -------------------------------------
               U.S. TREASURY BONDS               67%
               MORTGAGE-BACKED SECURITIES        24%
               U.S. AGENCY SECURITIES             9%

Over the past six months, we reduced the Fund's holdings in mortgage-backed securities and raised its position in U.S. Treasuries. During the period, the yield advantage provided by mortgage-backed securities (compared to U.S. Treasuries) declined, making U.S. Treasuries a better relative value. Further, the prices of U.S. Treasuries tend to rise more than mortgage securities when interest rates decline. In particular, we selected Treasuries with high coupons (stated fixed rates of interest) to improve the Fund's level of income earnings. We also invested in U.S. Treasury zero coupon bonds to maximize price appreciation in the event of falling interest rates. Approximately 14% of the portfolio was invested in U.S. Treasury zero coupon bonds at the end of the period. Zero coupon bonds, which can be purchased for well below their face value, do not produce income and are more sensitive to price fluctuations than bonds that do generate income. These bonds maximize the potential for price appreciation when interest rates fall and are subject to greater price declines than income-producing bonds when interest rates rise. We concentrated on investing in shorter-term U.S. Treasuries with three- to five-year maturities and longer-term instruments maturing in 15 to 20 years, rather than spreading investments across the entire maturity spectrum.

Q. What is your outlook for U.S. government securities over the next six months?

Many of the trends that have been positive for interest rates may remain in place and push interest rates lower. We think economic strength in the United States accompanied by low inflation will continue to attract foreign investors, due to the dearth of good economic news coming from Asia. Further, we believe the downturn in the Asian economies may keep inflationary pressures in the United States under control. Longer term, however, we anticipate interest rates moving up if domestic economic growth remains strong and the Asian economies begin to recover.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change.
A shift in opinion may result in strategic and other portfolio changes.

                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

BONDS AND NOTES--98.7% OF TOTAL NET ASSETS

 FACE
AMOUNT         DESCRIPTION                                            VALUE (a)
-------------------------------------------------------------------------------
               GOVERNMENT AGENCIES--9.1%
 $  7,300,000  Federal National Mortgage Association, 6.590%,
                 9/17/07 ........................................ $  7,685,513
    2,000,000  Federal National Mortgage Association, 6.800%,
                 8/27/12 ........................................    2,104,060
                                                                  ------------
                                                                     9,789,573
                                                                  ------------
               MORTGAGE BACKED--23.4%
    3,970,664  Federal Home Loan Mortgage Corp., 7.500%, 4/1/12 .    4,089,783
    2,273,503  Federal National Mortgage Association, 5.937%,
                 10/25/08 .......................................    2,222,417
    1,142,000  Federal National Mortgage Association, 5.000%,
                 8/25/22 ........................................    1,034,218
    2,379,962  Federal National Mortgage Association, 6.500%,
                 11/1/27 ........................................    2,370,276
    1,971,946  Government National Mortgage Association, 6.500%,
                 2/15/28 ........................................    1,967,627
    8,998,203  Government National Mortgage Association, 7.000%,
                 with various maturities to 2026 (c) ............    9,141,544
    2,701,158  Government National Mortgage Association, 7.500%,
                 4/15/27 ........................................    2,776,277
      337,111  Government National Mortgage Association, 8.500%,
                 2/15/06 ........................................      353,289
      526,734  Government National Mortgage Association, 9.000%,
                 with various maturities to 2016 (c) ............      563,304
      188,523  Government National Mortgage Association, 9.500%,
                 with various maturities to 2009 (c) ............      202,521
      284,600  Government National Mortgage Association, 10.000%,
                 with various maturities to 2016 (c) ............      306,232
       44,424  Government National Mortgage Association, 12.500%,
                 with various maturities to 2014 (c) ............       51,666
                                                                  ------------
                                                                    25,079,154
                                                                  ------------
               U.S. GOVERNMENT--66.2%
   11,400,000  United States Treasury Bonds, 11.750%, 2/15/01 ...   13,111,824
    6,300,000  United States Treasury Bonds, 12.375%, 5/15/04 ...    8,427,258
    9,000,000  United States Treasury Bonds, 13.250%, 5/15/14 ...   14,477,310
   14,500,000  United States Treasury Bonds, 9.125%, 5/15/18 ....   20,297,680
   48,000,000  United States Treasury Stripped Bonds, Zero
                 Coupon, with various maturities to 2020 ........   14,746,360
                                                                  ------------
                                                                    71,060,432
                                                                  ------------
               Total Bonds and Notes (Identified
                 Cost $104,085,432) .............................  105,929,159
                                                                  ------------
SHORT TERM INVESTMENT--0.5%
------------------------------------------------------------------------------
   $  572,000  Repurchase Agreement with State Street Corp.
                 dated 6/30/98 at 5% to be repurchased at
                 $572,080 on 7/01/98 collateralized by
                 $445,000 U.S. Treasury Bond 8.125%
                 due 8/15/19 valued at $584,544 .................      572,000
                                                                  ------------
               Total Short Term Investment (Identified
                 Cost $572,000) .................................      572,000
                                                                  ------------
               Total Investments--99.2% (Identified
                  Cost $104,657,432) (b) ........................  106,501,159
               Other assets less liabilities ....................      862,217
                                                                  ------------
               Total Net Assets--100% ........................... $107,363,376
                                                                  ============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $104,657,432
    for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......... $  2,133,081

    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .........     (289,354)
                                                                  ------------
           Net unrealized appreciation .......................... $  1,843,727
                                                                  ============

    At December 31, 1997 the Fund had a capital loss carryover of approximately $10,052,919 of which $3,530,050 expires on December 31, 2004 and $6,522,869 expires on December 31, 2002. This may be available to offset future realized capital gains if any, to the extent provided by regulations.

(c) The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                 See accompanyng notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $104,657,432) ........                         $106,501,159
  Cash .......................................................                                  253
  Receivable for:

    Fund shares sold .........................................                               49,184
    Interest .................................................                            1,245,515
  Prepaid registration expense ...............................                                7,000
                                                                                       ------------
                                                                                        107,803,111
LIABILITIES
  Payable for:

    Fund shares redeemed .....................................      $224,488
    Dividends declared .......................................        66,775
  Accrued expenses:

    Management fees ..........................................        56,095
    Deferred trustees' fees ..................................        44,687
    Accounting and administrative ............................         2,739
    Other ....................................................        44,951
                                                                    --------
                                                                                            439,735
                                                                                       ------------
NET ASSETS ...................................................                         $107,363,376
                                                                                       ============
  Net Assets consist of:

    Capital paid in ..........................................                         $113,021,171
    Undistributed net investment income ......................                              225,397
    Accumulated net realized losses ..........................                           (7,726,919)
    Unrealized appreciation on investments ...................                            1,843,727
                                                                                       ------------
NET ASSETS ...................................................                         $107,363,376
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($97,985,103 divided by 8,374,275 shares of beneficial
    interest) ................................................                               $11.70
                                                                                             ======
    Offering price per share (100/95.50 of $11.70) ...........                               $12.25*
                                                                                             ======
Net asset value and offering price of Class B shares ($6,153,574
  divided by 525,977 shares of beneficial interest) ..........                               $11.70**
                                                                                             ======
Net asset value, offering and redemption price of Class Y shares
  ($3,224,699 divided by 276,047 shares of beneficial
  interest) ..................................................                               $11.68
                                                                                             ======

 * Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanyng notes to financial statements.

                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Interest ...................................................                            $4,024,700

  Expenses
    Management fees ..........................................       $  358,016
    Service fees - Class A ...................................          124,352
    Service and distribution fees - Class B ..................           30,233
    Trustees' fees and expenses ..............................            5,118
    Accounting and administrative ............................           15,136
    Custodian ................................................           41,780
    Transfer agent ...........................................          132,002
    Audit and tax services ...................................           17,000
    Legal ....................................................              965
    Printing .................................................           20,924
    Registration .............................................           17,533
    Miscellaneous ............................................            4,736
                                                                    -----------
  Total expenses .............................................                               767,795
                                                                                          ----------
  Net investment income ......................................                             3,256,905
                                                                                          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain on Investments - net .........................                             2,326,000
  Unrealized depreciation on Investments - net ...............                            (1,263,144)
                                                                                          ----------
  Net gain on investment transactions ........................                             1,062,856
                                                                                          ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                            $4,319,761
                                                                                          ==========

                 See accompanyng notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                        SIX MONTHS
                                                                  YEAR ENDED               ENDED
                                                                 DECEMBER 31,             JUNE 30,
                                                                     1997                   1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income ...................................      $  6,783,700           $  3,256,905
  Net realized gain on investment transactions ............         1,274,411              2,326,000
  Unrealized appreciation (depreciation) on investment
    transactions ..........................................         3,475,971             (1,263,144)
                                                                 ------------           ------------
  Increase in net assets from operations ..................        11,534,082              4,319,761
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income

    Class A ...............................................        (6,106,574)            (2,727,211)
    Class B ...............................................          (253,171)              (144,299)
    Class Y ...............................................          (371,662)              (139,604)
                                                                 ------------           ------------
                                                                   (6,731,407)            (3,011,114)
                                                                 ------------           ------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ............................................       (21,284,627)            (9,839,926)
                                                                 ------------           ------------
  Total decrease in net assets ............................       (16,481,952)            (8,531,279)
NET ASSETS
  Beginning of the period .................................       132,376,607            115,894,655
                                                                 ------------           ------------
  End of the period .......................................      $115,894,655           $107,363,376
                                                                 ============           ============
UNDISTRIBUTED (OVER DISTRIBUTED) NET INVESTMENT INCOME
  End of the period .......................................      $    (20,394)          $    225,397
                                                                 ============           ============

                 See accompanyng notes to financial statements.

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(unaudited)

                                                                        CLASS A
                                    ---------------------------------------------------------------------------------
                                                                                                           SIX MONTHS
                                                       YEAR ENDED DECEMBER 31,                                ENDED
                                    ------------------------------------------------------------------      JUNE 30,
                                     1993           1994           1995           1996           1997         1998
                                    ------         ------         ------         ------         ------       ------

Net Asset Value, Beginning
  of the Period .................   $11.73         $11.75         $10.43         $11.73         $11.08       $11.56
                                    ------         ------         ------         ------         ------       ------
Income From Investment Operations
Net Investment Income ...........     0.72           0.69           0.74           0.71           0.62         0.35
Net Realized and Unrealized
  Gain (Loss) on Investments ....     0.32          (1.32)          1.29          (0.64)          0.48         0.11
                                    ------         ------         ------         ------         ------       ------
Total From Investment Operations      1.04          (0.63)          2.03           0.07           1.10         0.46
                                    ------         ------         ------         ------         ------       ------
Less Distributions
Distributions From Net
  Investment Income .............    (0.72)         (0.69)         (0.73)         (0.72)         (0.62)       (0.32)
Distributions From Net
  Realized Capital Gains ........    (0.30)          0.00           0.00           0.00           0.00         0.00
                                    ------         ------         ------         ------         ------       ------
Total Distributions .............    (1.02)         (0.69)         (0.73)         (0.72)         (0.62)       (0.32)
                                    ------         ------         ------         ------         ------       ------
Net Asset Value, End of the Period  $11.75         $10.43         $11.73         $11.08         $11.56       $11.70
                                    ======         ======         ======         ======         ======       ======
Total Return (%) (a) ............     9.0           (5.5)          20.0            0.8           10.3          4.1
Ratio of Operating Expenses
  to Average Net Assets (%) .....     1.22           1.29           1.35           1.32           1.36         1.36(b)
Ratio of Net Investment
  Income to Average Net Assets (%)    5.70           6.66           6.69           6.45           5.63         5.93(b)
Portfolio Turnover Rate (%)......      276            809            559            462            391          183(b)
Net Assets, End of the
  Period (000) .................. $182,436       $147,986       $147,503       $120,607       $103,583      $97,985

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.


                 See accompanyng notes to financial statements.

-------------------------------------------------------------------------------
(unaudited)

                                                                     CLASS B
                              -----------------------------------------------------------------------------------
                              SEPTEMBER 23(a)                                                          SIX MONTHS
                                 THROUGH                       YEAR ENDED DECEMBER 31,                     ENDED
                                DECEMBER 31,       ------------------------------------------------      JUNE 30,
                                    1993            1994          1995          1996          1997         1998
                                   ------          ------        ------        ------        ------       ------
Net Asset Value, Beginning
  of the Period ...........        $12.26          $11.75        $10.43        $11.74        $11.08       $11.56
                                   ------          ------        ------        ------        ------       ------
Income From Investment Operations
Net Investment Income .....          0.16            0.60          0.65          0.63          0.54         0.30
Net Realized and Unrealized
  Gain (Loss) on Investments        (0.30)          (1.32)         1.30         (0.65)         0.48         0.12
                                   ------          ------        ------        ------        ------       ------
Total From Investment
  Operations ..............         (0.14)          (0.72)         1.95         (0.02)         1.02         0.42
                                   ------          ------        ------        ------        ------       ------
Less Distributions
Dividends From Net
  Investment Income .......         (0.16)          (0.60)        (0.64)        (0.64)        (0.54)       (0.28)
Distributions From Net
  Realized Capital Gains ..         (0.21)           0.00          0.00          0.00          0.00         0.00
                                   ------          ------        ------        ------        ------       ------
Total Distributions .......         (0.37)          (0.60)        (0.64)        (0.64)        (0.54)       (0.28)
                                   ------          ------        ------        ------        ------       ------
Net Asset Value, End of the
  Period ..................        $11.75          $10.43        $11.74        $11.08        $11.56       $11.70
                                   ======          ======        ======        ======        ======       ======
Total Return (%) (c) ......         (1.2)           (6.2)         19.2          (0.1)          9.5          3.7
Ratio of Operating Expenses
  to Average Net Assets (%)         1.97(b)         2.04          2.10          2.07          2.11         2.11(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ..............          5.03(b)         5.91          5.94          5.70          4.88         5.18(b)
Portfolio Turnover Rate (%)           276             809           559           462           391          183(b)
Net Assets, End of the
  Period (000) ............        $1,255          $2,760        $4,858        $5,385        $5,654       $6,154

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.


                 See accompanyng notes to financial statements.

-------------------------------------------------------------------------------
(unaudited)

                                                                          CLASS Y
                                           ---------------------------------------------------------------------
                                           MARCH 31(a)                                                SIX MONTHS
                                            THROUGH               YEAR ENDED DECEMBER 31,                ENDED
                                           DECEMBER 31,       ----------------------------------       JUNE 30,
                                              1994             1995          1996          1997          1998
                                             ------           ------        ------        ------        ------
Net Asset Value, Beginning of the
  Period ............................        $11.20           $10.44        $11.71        $11.07        $11.54
                                             ------           ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ...............          0.54             0.80          0.74          0.65          0.36
Net Realized and Unrealized Gain
  (Loss) on Investments .............         (0.77)            1.26         (0.63)         0.47          0.12
                                             ------           ------        ------        ------        ------
Total From Investment Operations ....         (0.23)            2.06          0.11          1.12          0.48
                                             ------           ------        ------        ------        ------
Less Distributions
Distributions from Net Investment
  Income ............................         (0.53)           (0.79)        (0.75)        (0.65)        (0.34)
                                             ------           ------        ------        ------        ------
Total Distributions .................         (0.53)           (0.79)        (0.75)        (0.65)        (0.34)
                                             ------           ------        ------        ------        ------
Net Asset Value, End of the Period ..        $10.44           $11.71        $11.07        $11.54        $11.68
                                             ======           ======        ======        ======        ======
Total Return (%) (c) ................         (2.0)            20.3           1.1          10.5           4.2
Ratio of Operating Expenses to
  Average Net Assets (%) ............         0.93(b)          1.10          1.07          1.11          1.11(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ............         7.25(b)          6.94          6.70          5.88          6.18(b)
Portfolio Turnover Rate (%) .........           809              559           462           391           183(b)
Net Assets, End of the Period (000) .        $4,104           $7,364        $6,384        $6,658        $3,225

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.


                 See accompanyng notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998, purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
  --------------------------------         -------------------------------
  U.S. GOVERNMENT          OTHER           U.S. GOVERNMENT        OTHER
  ---------------       ----------         ---------------     -----------
    $97,832,736         $2,994,998           $85,718,756       $25,424,214

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay under the management agreement in effect during the six months ended June 30, 1998 are as follows:

     FEES EARNED
     -----------
     $179,008                    NEFM
     179,008                    Back Bay

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $15,136 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $97,722 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $1,131 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $124,352 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $7,558 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1998, the Fund paid New England Funds $22,675 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $84,187.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $601
Meeting Fee                                            159/meeting
Annual Committee Member Retainer                        90
Annual Committee Chairman Annual Retainer               60

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                       --------------------------------    --------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                                -------------   ----------------    -------------   ----------------
Shares sold ........................         813,117       $  9,129,882          508,124       $  5,874,861
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         479,951          5,348,864          213,515          2,472,730
                                          ----------       ------------       ----------       ------------
                                           1,293,068         14,478,746          721,639          8,347,591
Shares repurchased .................      (3,213,030)       (35,810,354)      (1,308,257)       (15,145,816)
                                          ----------       ------------       ----------       ------------
Net decrease .......................      (1,919,962)      $(21,331,608)        (586,618)      $ (6,798,225)
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                       --------------------------------    --------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                                -------------   ----------------    -------------   ----------------
Shares sold ........................         121,154       $  1,355,757          127,778       $  1,483,835
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................          15,712            175,195            8,721            101,007
                                          ----------       ------------       ----------       ------------
                                             136,866          1,530,952          136,499          1,584,842
Shares repurchased .................        (133,608)        (1,485,360)         (99,597)        (1,150,017)
                                          ----------       ------------       ----------       ------------
Net increase .......................           3,258       $     45,592           36,902       $    434,825
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                       --------------------------------    --------------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                                -------------   ----------------    -------------   ----------------
Shares sold ........................          35,311         $  391,173           23,109         $  267,880
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................          33,327            371,325           12,393            143,278
                                          ----------       ------------       ----------       ------------
                                              68,638            762,498           35,502            411,158
Shares repurchased .................         (68,695)          (761,109)        (336,309)        (3,887,684)
                                          ----------       ------------       ----------       ------------
Net increase (decrease) ............             (57)          $  1,389         (300,807)     $  (3,476,526)
                                          ----------       ------------       ----------       ------------
Decrease derived from capital shares
  transactions .....................      (1,916,761)      $(21,284,627)        (850,523)     $  (9,839,926)
                                          ==========       ============       ==========      =============

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
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